Holding Company for
NASDAQ: UBNK
Forward Looking Statements
Certain comments made in the course of this presentation by UBNK are forward-looking in nature. These include all statements about UBNK’s operating results or financial position for periods ending or on dates occurring after September 30, 2011 and usually use words such as “expect”, “anticipate”, “believe”, and similar expressions. These comments represent management’s current beliefs, based upon information available to it at the time the statements are made with regard to the matters addressed.
All forward looking statements are subject to risks and uncertainties that could cause UBNK’s actual results or financial condition to differ materially from those expressed in or implied by such statements.  Factors of particular importance to UBNK include, but are not limited to: (1) changes in general economic conditions, including interest rates; (2) competition among providers of financial services; (3) changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; (4) adverse changes in the securities markets; and (5) our ability to enter new markets successfully and capitalize on growth opportunities. UBNK does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Presentation Materials for Sandler O’Neill & Partners East Coast
Financial Services Conference: November 9-11, 2011
Exhibit 99.1

2 2
Why hold shares of UBNK?
Experienced management team focused on creating shareholder value
Superior return on your investment: CAGR 5.86% vs. S&P CAGR (1.2%) Aug 2005 – Q3’11
Good track record of increasing dividends (quarterly dividends increased 80% since Feb 2006)
Increased quarterly cash dividend by 13% to $0.09 per share in July 2011
Well capitalized
(13.63% Tangible Equity/ Tangible Assets)
Effective capital management strategies
Successful stock repurchase program (acquired 2.9 million shares at an average price of
$13.63 since June 2008)
Competitive dividend yield (2.30% as of 10/31/11)
Leveraging capital through a growing franchise
Acquisition of CNB in November 2009
Extend geographic reach (new loan office opened in Beverly, MA)
De Novo branching (new branch to open in Q2 2012)
Balanced loan & deposit mix and growth
Strong market position in both loans & deposits
More bank-like mix in loans
64% in core deposits
Asset quality
2 Largest NPLs comprise 33% of 09/30/11 total (workout strategies in place)
89%
of Investment portfolio is agency backed

3 3
Experienced and Invested Management Team
Name Title
Years in
Industry Prior Experience
Stock
Ownership
Richard B. Collins Chairman of the Board,
President and Chief
Executive Officer
40+ Joined United Bank in 2001.
CEO of First Massachusetts Bank, N.A.
136,322
Keith E. Harvey  Executive Vice President
and Chief Operating
Officer, Operations and
Retail Sales
35+ Joined United Bank in 1984.
Experience concentrated in Retail Bank
Management, Operations and Information
Technology
66,016
Mark A. Roberts  Executive Vice President
and Chief Financial Officer
25+ Joined United Bank in 2006.
VP and Controller at The Connecticut Bank and
Trust Company in Hartford, CT
50,342
VP Finance at Woronoco Savings Bank
J. Jeffrey Sullivan  Executive Vice President
and Chief Lending Officer
20+ Joined United Bank in 2003.
SVP Business Development and Commercial
Lending at Bank of Western Massachusetts
53,561
Charles R. Valade  Executive Vice President,
Commercial Lending
35+ Joined United Bank in 2009.
Founder, President and Chief Executive Officer of
Commonwealth National Bank
40,547
John J. Patterson  Senior Vice President,
Risk Management
40+
Experience concentrated in Risk Management and
Credit  Administration
33,216
Joined United Bank in 1993.

4 4
Deploying our Strong Capital Position
CAPITAL
Franchise Expansion:
De Novo branching (six new
branches in the past five years)
New loan offices
Organic growth
Strategic acquisitions
Commercial Lending Focus:
New loan production office opened in
Beverly, MA (March 2011)
Plan to add 3 more experienced
Commercial Lenders
Maintain focus on experience/
conservative underwriting and credit
administration
Expand/diversify sources of non-interest income:
$146mm AUM at United Wealth Management Group
(as of 09/30/11)
Consistent growth in consumer/commercial checking
accounts
Effective Capital Management Strategy:
Maintain competitive dividend yield
Successful common stock repurchase program:
Completed: four buy back programs since June of 2008
with total repurchases of 2,916,427 at average price of
$13.63 (16% of outstanding shares) as of 09/30/11
In progress: 5% program commenced on 10/26/10
to repurchase 807,803 shares. As of 09/30/11, the bank
repurchased 374,197 shares or 46%.

5 5
Dividend History & Share Buybacks*
* As of 09/30/11
Shares Repurchased 2008 2009 2010 YTD 2011 Total
Amount 261,798 1,537,787 798,242 318,600 2,916,427
$ Value $ 3,496,920 $ 20,593,752 $ 10,849,879 4,814,348 $ 39,754,899
Dividend $ Payout $ 4,436,000 $   4,238,000 $   4,589,000 $   3,745,000 $ 17,008,000
$0.29
$0.50
$0.70
$0.16
$0.18
$0.20
$0.24
$0.08
$0.09
$0.26
$0.57
$0.20
$0.27
$0.28
$0.30
$0.08
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
2006Y 2007Y 2008Y 2009Y 2010Y Q1 2011 Q2 2011 Q3 2011
Core EPS Dividends per share

United Financial Bancorp, Inc.
Russell 2000
SNL Thrift Index
Index Value
175
150
125
100
75
50
25
0
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
03/31/11
06/30/11
09/30/11

United Financial Bancorp, Inc.

6 6
Total Return Stock Performance vs. Major Indexes
Total Return CAGR
UBNK: First Step Aug 2005 – Sept 2011 7.69%
UBNK: Second Step Dec 2007 – Sept 2011 11.02%
S&P 500 : Aug 2005 – Sept 2011 (excl. dividends) (1.20)%
Total Return CAGR  includes:
•Cumulative dividends for both first and second step
stock offerings.
•Conversion factor impact on first step of 1.04079
bringing cost basis to $9.5921 from $10.
•First and second step original offering price was $10.

7 7
Future Growth and Expansion Opportunities
Capital from conversion still not fully deployed
Well positioned to explore future strategic options
Capital levels well above the minimum to be considered “well capitalized”
Shares are trading in line with New England community bank peer group based on tangible book value
Growing the franchise organically
New branch to open in Q2 2012 (east of Worcester)
New loan production office opened this year in Beverly, MA
Organic deposit growth to continue in de novo branches
Criteria for the future expansion
Small adjacent footprint acquisition possible if an attractive opportunity presents itself
Grow in areas with favorable demographic trends
Brand Recognition
Only one of four banks in Massachusetts and twenty five out of 486 in the nation to be named to the Small Bank All Stars list
One of three banks from 2010 Sandler O’Neill Small Bank All Stars list to be recognized again this year

8 8
Construction
3%
Commercial
16%
Consumer & HE
14%
Multifamily & Commercial RE
38%
1-4 Family RE
29%
Loan Mix as of September 30, 2011
(in millions)
Commercial
9%
Construction
5%
1-4 Family RE
44%
Consumer &
HE
18%
Multifamily &
Commercial
RE
24%
Shift toward Bank-Like Mix for Loans
Mortgage Market Share – #2 in Hampden County in the nine months of 2011.
Total loans CAGR (2005 – Q3 2011) 10.3%
Continued conservative Underwriting Standards.
Well diversified CRE portfolio – no significant concentrations.
$319.2
$
176.2
$440.5
Total Loans $1,118.7
QTD Yield 5.22%
$285.2
$112.0
$59.6
$150.1
$29.8
Loan Mix as of December 31, 2005
(in millions)
Total Loans $635.8
Yield 5.92%
$28.9
$153.9
$28.9

9 9
< 70% LTV
57%
> 76%  LTV
21%
70% - 75% LTV
22%
> $1 million
46%
< $1 million
54%
Commercial Loan Portfolio
$256.1
$233.1
•3 out of market loans above 70% LTV
•LTV ratios estimated based on most recent appraised
values (i.e. time of loan or subsequent if applicable)
$29.8
Commercial Loans (in millions)
September 30, 2011
Total Commercial, CRE &
Construction Loans - $643.8 million $29.8
$347.3 $296.5
$47.7
$133.2 $52.1
CREs over $1 million (in millions)
September 30, 2011
Total CRE loans > $1 million - $233.0 million
•> $1 million = 132 loans = $296.5 million
$233 million CRE
$52 million C&I
$12 million Construction
Loan grade:  $188.7 million - Strong or Good
$81.9 million - Acceptable
$25.9 million - Special Mention or Classified
< $1 million = 2,000+ loans = $347.3 million
•Average size $185k; Median size $100k

10 10
Retail
22%
Retail
Petroleum
4%
Office
16%
Industrial
22%
Hospitality
7%
Health Care
2%
Apartments
11%
Other
16%
Investor
65%
Owner
Occupied
35%
CRE Loans Over $1 million
$256.1
$29.8
CRE Mix as of September 30, 2011
(in millions)
Total CRE Loans over $1mm: $233.0 million
$233.1
•Average Loan size $423,000 for entire CRE portfolio;
•Median Loan size is $208,000
•Two largest CRE loans are $13.0 million office
building and $9.0 million supermarket
•Retail includes:
$18.5 million neighborhood retail
$16.7 million credit rated pharmacies
$12.1 million anchored supermarkets
$256.1
$29.8
Owner Occupied % as of  September 30, 2011
(in millions)
•80% of non-owner occupied loans originated in
primary market area
•65% of non-owner occupied portfolio originated
by Springfield; 35% originated by Worcester
•5 largest developer relationships are between
$10-$24 million
$82.3
$150.7
$50.5
$37.3
$25.8
$53.5
$36.4
$8.4
$4.4
Total CRE Loans over $1mm: $233.0 million
$16.7

11 11
1-4 Family
38%
Condo
20%
Land
Development
20%
Commercial
22%
Construction
Trades
15%
Manufacturing
22%
Retail Other
12%
Transportation
5%
Healthcare
5%
Wholesale
17%
Other Service
24%
Reduced Construction and Diversified C&I Mix
$256.1
$29.8
$233.1
•Portfolio is approximately 30% of balance during peak in
2006 ($94 million at 12/31/06)
•Condo loans centered in 4 projects with strong local
sponsors
•1-4 family loans are highly diversified across 30+ projects with average loan size under $350,000
$256.1
$29.8
C&I Mix as of September 30, 2011
(in millions)
•Diversified
•Average Loan size under $100k
•Largest C&I Loan is $6.5 million (cash secured)
•Regional
Mix: $111 million Springfield and $65 million
Worcester
Commercial Construction Mix as of September 30, 2011
(in millions)
Total Commercial Construction Loans: $27.1 million
2.4% of Overall Loan Portfolio
Total C&I Loans: $176.2 million
$6.0
$10.3
$27.3
$38.3
$30.2
$20.3
$8.2
$9.2
$42.7
$5.5
$5.3

12 12
Asset Quality
• Largest two NPL’s comprise 33% of 09/30/11 total and are
being actively resolved: one through upgrade and one
through liquidation.
• Reserves to Total Loans ratio of 1.14% at 09/30/11,
excluding purchased loans totaling $175 million (CNB $156
million, all other $19 million). The ratio for all loans was
0.96%.
• Conservative investment portfolio – 89% of portfolio is
agency backed.
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
Non-performing Assets/Total Assets National Average
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
Non-performing Loans/Total Loans National average
0.00%
1.00%
2.00%
3.00%
4.00%
2005Y 2006Y 2007Y 2008Y 2009Y 2010Y 2011Q1 2011Q2 2011Q3
Net Charge-offs to Avg Loans National average

13 13
Deposits increased $546 million, or 84% since 12/31/05.
Including CNB acquisition ($195 million):
Deposit Market Share - #2 in Hampden County (June 2011)
Total deposits CAGR (2005 – Q3 2011) 11.1%
Core deposits 64% of total
Total core deposits CAGR (2005 – Q3 2011) 13.3%
Money Market
24%
Savings
13%
CDs
43%
Transaction
20%
Transaction
20%
Savings
20%
Money Market
24%
CDs
36%
Deposit Mix as of December 31, 2005
(in millions)
Deposit Mix and Growth
Total Deposits $653.6 million
QTD Cost of Total Deposits 2.21%
Total Deposits $1,199.6 million
QTD Cost of Total Deposits 1.02%
$236.4
$289.5
$430.5
$243.1
Deposit Mix as of September 30, 2011
(in millions)
$87.3
$154.2
$133.2
$279.0

14 14
De Novo Branches: Success Story
Established track record of growing de novo branches
Proven ability to acquire deposits quickly: $114.2 million in 6 branches since June 2006
Organic  deposit growth  is a key to expanding market  share
Expand our presence in new markets (i.e. northern Connecticut , east of
Worcester)
Short time to break-even
Gain at least $5 million in deposits per year
Any income in first 3 years from loans accelerates time to break-even
5 years is expected full payback time
Continue to upgrade our products and services (i.e. Visa credit card)
Strong and effective marketing programs
Efficient and profitable branches enhance future success
Franchise Expansion in
Attractive Markets
Compelling  Profit
Economics
Increase Our Brand
Recognition

15 15
Financial Performance
2006 2007
2008
(1)
2009
(2)
2010
(3)
Q1 2011 Q2 2011 Q3 2011
Earnings Data (in mm except EPS):
Core Net Income 4.9 $      4.4 $       8.1 $       8.6 $       10.9 $      2.4 $      2.7 $      3.1 $
Core Earnings Per Share $0.29 $0.26 $0.51 $0.57 $0.70 $0.16 $0.18 $0.20
Net Interest Income 27.6 $    29.2 $     39.8 $     41.0 $     52.9 $      12.8 $    13.4 $    13.4 $
Provision for Loan Losses 1.0         1.4          1.8          3.0          2.3            0.8         0.7         0.8
Normalized Non-interest Income 5.4         5.7          6.6          8.7          8.7            2.1         2.2         2.4
Normalized Non-interest Expenses 24.0       26.0        30.7        33.5        42.7          10.9       11.4       11.0
Profitability Data and Ratios:
Average Earning Assets (mm) $926 $1,001 $1,147 $1,208 $1,448 $1,494 $1,509 $1,504
Net Interest Margin 2.97% 2.91% 3.47% 3.39% 3.65% 3.42% 3.55% 3.56%
Efficiency Ratio 72.95% 74.02% 66.16% 68.49% 69.55% 73.34% 73.09% 69.61%
Asset Quality:
Non-performing Assets/Total Assets
0.18% 0.25% 0.46% 1.16% 0.69% 0.62% 0.77% 0.85%
Allowance for Loan Losses/ Total Loans
(excluding purchased loans)
0.95% 0.94% 0.95% 1.07% 1.18% 1.17% 1.16% 1.14%
Net Charge-offs/Total Average Loans 0.02% 0.12% 0.15% 0.23% 0.13% 0.12% 0.18% 0.23%
Capital:
Tangible Equity/Tangible Assets 13.64% 20.95% 18.03% 14.20% 13.60% 13.51% 13.66% 13.63%
Tangible Book Value Per Share 8.01 $    12.73 $  13.01 $   12.93 $   13.32 $    13.35 $  13.58 $  13.79 $
Dividends Per Share 0.20 $    0.24 $     0.27 $     0.28 $     0.30 $      0.08 $    0.08 $    0.09 $
Period End Stock Price 13.80 $  11.10 $  15.14 $   13.11 $   15.27 $    16.51 $  15.43 $  13.69 $
(1) Reported net income was $7.3 million, or $0.44 per diluted share. Core net income and core EPS exclude $1.4 million OTTI charge and related tax effect of $550,000. Reported non-
interest income of $5.2 million excludes $1.4 million OTTI  charge.
(2) Reported net income was $5.8 million, or $0.38 per diluted share. Core net income and core EPS exclude $2.5 million (after-tax) in acquisition related expenses and $318,000 (after tax)
special FDIC insurance assessment.  Reported non-interest expense was $36.9 million. Normalized non-interest expenses exclude $2.9 million in acquisition related expenses and
$537,000 in expenses related to special FDIC insurance assessment.
(3) Reported net income was $10.0 million or $0.65 per diluted share.  Core net income and core EPS exclude $819,000 (after-tax) in acquisition related expenses.  Reported non-interest expense was 43.8 million. Normalized non-interest expenses exclude $1.1 million in acquisition related expenses .

16 16
Why buy and hold shares of UBNK?
Good return on investment in last 5 years
Increasing quarterly dividends and attractive yield
Strong capital position (13.63% Tangible Equity / Tangible Assets)
Good credit quality
Consistent and growing earnings (exceeded $10M in 2010)
Continued share buybacks
Good growth opportunities in the future

Holding Company for APPENDIX

2005 – Q3 2011 CAGR = 10.3%

United Financial Bancorp, Inc.

18 18
Loan Trend
Total Loans
$1,119 mm
$285
$319
$339
$356
$321
$343
$296
$317
$314
$319
$150
$176
$215
$248
$289
$410
$428
$430 $437
$441
$112
$143
$147
$148
$148
$161
$154
$155
$154
$60
$70
$82
$85
$95
$159
$165
$166
$168
$176
$29
$55
$42
$32
$32
$49
$28
$31
$29
$29
$158
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
2005Y 2006Y 2007Y 2008Y 2009Y 2009Y 2010Y Q1 2011 Q2 2011 Q3 2011
1-4 Family RE Multifamily & Commercial RE Consumer & HE Commercial Construction

2005 – Q3 2011 CAGR = 11.1%

United Financial Bancorp, Inc.

19 19
Deposit Trend
Total Deposits
$1,200mm
$154
$164 $168
$161
$174
$190
$261
$274 $273
$290
$87
$65
$66
$99
$142
$174
$203
$227
$238
$243
$133
$135
$137
$147
$159
$197
$217
$223
$238
$236
$279
$321
$348
$376
$379
$478
$463
$450
$440
$431
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
2005Y 2006Y 2007Y 2008Y 2009Y 2009Y 2010Y Q1 2011 Q2 2011 Q3 2011
Money Market Savings
Transaction CD's

5 YR CAGR = EPS 16.2%, Net Income 20.0%
12,000
10,000
8,000
6,000
4,000
2,000
0
$0.80
$0.60
$0.40
$0.20
$0.00
$0.33
$0.29
$0.26
$0.51
$0.58
$0.70
2005Y
2006Y
2007Y
2008Y (1)
2009Y (2)
2010Y (3)
Core Net Income
Core EPS

United Financial Bancorp, Inc.

20 20
Annual Core Net Income  &Earnings Per Share
(1) Reported net income was $7.3 million, or $0.44 per diluted share. Core net income and core EPS exclude $1.4 million OTTI charge and related tax effect of $550,000.
(2) Reported net income was $5.8 million, or $0.38 per diluted share. Core net income and core EPS exclude $2.5 million (after-tax) in acquisition related expenses and $318,000 (after tax)
special FDIC insurance assessment.
(3) Reported net income was $10.0 million or $0.65 per diluted share.  Core net income and core EPS exclude $819,000 (after-tax) in acquisition related expenses.

21 21
Quarterly Core Net Income
(1)
& Earnings Per Share
(2)
$0.13
$0.14
$0.15
$0.16
$0.19
$0.18
$0.18
$0.16
$0.20
$0.18
$0.14
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
$2,400
$2,600
$2,800
$3,000
$3,200
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
Core Net Income Core EPS
(1)      On GAAP basis (including all items) reported net income was respectively: $2.1 million in Q1 2009, $0.6 million in Q2 2009, $1.9 million in Q3 2009, $1.2 million in Q4 2009, $1.8 million in Q1 2010, $2.9 million in Q2 2010, $2.7 million in Q3 2010, $2.7 million  in Q4 2010.
(2) On GAAP basis (including all items)  diluted earnings per share would  have  been  respectively: $0.14 in Q1 2009, $0.04 in Q2 2009, $0.13 in Q3 2009, $0.08 in
Q4 2009, $0.11 in Q1 2010, $0.19 in Q2 2010, $0.18 in Q3 2010, $0.18 in Q4 2010.

2005 – Q3 2011 = 11.0%

United Financial Bancorp, Inc.

22 22
Average Interest-Earning Assets (000’s)
$827,363
$1,509,438
$1,503,940
$1,493,947
$1,447,712
$1,207,705
$1,146,992
$1,001,436
$926,274
$500,000
$700,000
$900,000
$1,100,000
$1,300,000
$1,500,000
$1,700,000
2005Y 2006Y 2007Y 2008Y 2009Y 2010Y Q1'11 Q2'11 Q3'11

23 23 Net Interest Margin 3.65% 3.42% 3.55% 3.56% 2.97% 2.91% 3.47% 3.39% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2006Y 2007Y 2008Y 2009Y 2010Y Q1'11 Q2'11 Q3'11

24 24 Non-interest Income/Average Assets 0.57% 0.55% 0.60% 0.56% 0.55% 0.56% 0.68% 0.54% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 2006Y 2007Y 2008Y 2009Y 2010Y Q1'11 Q2'11 Q3'11

25 25 Non-interest Expense/Average Assets 2.78% 2.77% 2.85% 2.74% 2.64% 2.59% 2.52% 2.51% 2.00% 2.25% 2.50% 2.75% 3.00% 2006Y 2007Y 2008Y 2009Y 2010Y Q1'11 Q2'11 Q3'11

26 26 Efficiency Ratio 69.55% 73.34% 69.61% 73.09% 68.49% 66.16% 74.02% 72.95% 50.00% 55.00% 60.00% 65.00% 70.00% 75.00% 80.00% 2006Y 2007Y 2008Y 2009Y 2010Y Q1'11 Q2'11 Q3'11

2005- Q3 2011 CAGR = 10.5%

United Financial Bancorp, Inc.

27 27
Total Assets (000’s)
$906,513
$1,606,558
$1,609,653
$1,584,877
$1,599,725
$1,541,040
$1,009,433
$1,079,281
$1,263,134
$600,000
$800,000
$1,000,000
$1,200,000
$1,400,000
$1,600,000
$1,800,000
2005Y 2006Y 2007Y 2008Y 2009Y 2010Y Q1'11 Q2'11 Q3'11

28 28
Asset Quality
0.17%
0.88%
0.76%
0.86%
1.00%
0.55%
0.22%
1.45%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
2006Y 2007Y 2008Y 2009Y 2010Y Q1'11 Q2'11 Q3'11
0.02%
0.07%
0.12%
0.17%
0.22%
0.27%
0.32%
0.37%
Non-performing Loans/Total Loans Net Charge-Offs to Avg Loans

29 29
Tangible Equity/Tangible Assets
13.66%
13.63%
13.60%
13.51%
14.20%
18.03%
20.95%
13.64%
10.00%
11.00%
12.00%
13.00%
14.00%
15.00%
16.00%
17.00%
18.00%
19.00%
20.00%
21.00%
22.00%
2006Y 2007Y 2008Y 2009Y 2010Y Q1'11 Q2'11 Q3'11

30 30
Tangible BV/Share vs. Stock Price
$8.01
$12.73
$13.01
$12.93
$13.32 $13.35
$13.58
$13.79
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$18.00
2006Y 2007Y 2008Y 2009Y 2010Y Q1'11 Q2'11 Q3'11
Tangible BV/Share Stock Price

Holding Company for
FOR QUESTIONS, PLEASE CONTACT:
Dena M. Hall, SVP, Marketing and Investor Relations
(413) 787- 1292
dhall@bankatunited.com
Mark A. Roberts, Executive Vice President and Chief Financial Officer
(413) 787-1201
mroberts@bankatunited.com